1 n e w s r e l e a s e Humana Inc. 500 West Main Street P.O. Box 1438 Louisville, KY 40202 http://www.humana.com FOR MORE INFORMATION CONTACT: Amy Smith Humana Investor Relations (502) 580-2811 e-mail: Amysmith@humana.com Kelley Murphy Humana Corporate Communications (502) 244-1775 e-mail: Kmurphy26@humana.com Humana Announces Agreement to Acquire remaining 60 Percent Interest in Kindred at Home, Accelerating Integration of the Nation’s Largest Home Health Provider into Humana’s Payer-Agnostic Healthcare Services Platform • Acquisition reflects Humana’s continued commitment to investing in home-based clinical solutions that drive improved patient outcomes, increased satisfaction for patients and providers and value for health plan partners • Kindred at Home’s home health business to be integrated into Humana’s Home Solutions business and will transition to Humana’s payer-agnostic healthcare services brand – CenterWell – as CenterWell Home Health • Fully integrating home health allows Humana to accelerate clinical innovation and the introduction of a value- based operating model at scale, more closely aligning incentives to focus on improving patient outcomes and reducing the total cost of care • Humana intends to divest majority stake in Kindred at Home’s hospice and community care operations LOUISVILLE, KY (April 27, 2021) – Humana Inc. (NYSE: HUM) today announced it has signed a definitive agreement to acquire the remaining 60 percent interest in Kindred at Home (KAH), the nation’s largest home health and hospice provider, from TPG Capital (TPG), the private equity platform of global alternative asset firm TPG, and Welsh, Carson, Anderson & Stowe (WCAS), a leading private equity firm focused exclusively on the healthcare and technology industries (together, the Sponsors), for an enterprise value of $8.1 billion, which includes Humana’s existing equity value of $2.4 billion associated with its current 40 percent minority ownership interest. KAH employs approximately 43,000 caregivers providing home health, hospice and community care services to over 550,000 patients annually. KAH has locations in 40 states, providing extensive geographic coverage with approximately 65 percent overlap with Humana’s individual Medicare Advantage membership. This acquisition reflects Humana’s continued commitment to investing in home-based clinical solutions that drive improved patient outcomes, increased satisfaction for patients and providers and value for Exhibit 99.3

2 health plan partners. Over the last year, Humana, together with KAH management, took significant ground in continuing to prove out home-based care models’ impact on preventable events and assembling supporting clinical capabilities ranging from preventive to higher acuity, emergent, hospital-level care. Underpinning these clinical advancements was the development of a platform to share and analyze information between the health plan and home health agency, facilitating the delivery of proactive and individual care plans. This approach delivers personalized, and more comprehensive whole person care and supports care continuity by engaging in-home physician and urgent care resources when a patient does not have immediate access to a primary care physician or if symptoms need immediate escalation. Acceleration of the KAH acquisition provides Humana the opportunity to more quickly implement and scale the value-based models and clinical innovation it has designed, focusing on total cost of care and delivering outcomes and value beyond what is possible in a traditional, fee for service model. “We continue to invest in assets that allow Humana to better manage the holistic needs of our members and patients by expanding care in the home, including primary care, telehealth, and emergency room care, while also addressing social determinants of health,” said Bruce D. Broussard, Humana’s President and Chief Executive Officer. “Since our initial investment in Kindred at Home, in partnership with the Sponsors and Kindred at Home management, we’ve learned a great deal about the home health space and recognize the significant value we can deliver to members and patients by integrating this asset into our holistic approach to care. Fully integrating Kindred at Home will enable us to more closely align incentives to focus on improving patient outcomes and on reducing the total cost of care. This is critical to deploying at scale a value-based, advanced home health model that makes it easier for patients and providers to benefit from our full continuum of home-based capabilities, leveraging the best channel to deliver the right care needed at the right time.” “We have been proud to work with management and our partners to invest behind and build best-in-class clinical care at Kindred at Home,” said Jeff Rhodes, Partner at TPG. “Through our collective partnership, we have established innovative care pathways that prioritize value on behalf of patients while enabling a more seamless and integrated care experience.” “Kindred at Home represents the collaboration between the company’s management team, WCAS and our partners to build the nation’s leading home health and hospice platform,” said Ed Sobol, General

3 Partner at WCAS. “The company consistently delivers outstanding patient experience and outcomes at lower overall cost.” As part of the transaction, KAH’s home health operations will be integrated into Humana’s Home Solutions business led by Susan Diamond, Segment President. When combined with KAH, Humana’s Home Solutions geographic scale and clinical breadth provides the opportunity to offer care beyond Humana members. As a result, KAH will adopt Humana’s new payer-agnostic healthcare services brand – CenterWell – transitioning to CenterWell Home Health. Hospice and personal care services continue to be important offerings in the full continuum of care Humana intends to offer patients. However, Humana has been successful in delivering the desired patient experience and outcomes through partnership models, including through participation in the Centers for Medicare and Medicaid Services (CMS) hospice Value-Based Insurance Design (VBID) model. Therefore, while KAH’s hospice and community care operations are included in the transaction, Humana intends to ultimately only maintain a minority interest in this portion of the asset. The company is exploring, among other things, a public listing, conditions permitting, or another potential transaction, and intends for the future independent company to be led by David Causby, the current Chief Executive Officer of Kindred at Home. There is no assurance about the timing and certainty of any such transaction. ”Humana embarked on a journey with Kindred at Home in 2018 with the belief that a key component of the next generation of its integrated care delivery model was the ability to provide care to consumers, including Humana members, in their home at scale, meeting them where they want to be, in a preferred lower cost setting, while also recognizing that the traditional volume-based, fee-for-service model limited innovation in home health,” said Susan Diamond, Humana’s Segment President – Home Business. “Our work with Kindred at Home allowed us to learn more about the advanced clinical models needed, proved that we can execute on the needed innovation, demonstrated that we can drive penetration and gave us confidence we can support a higher acuity patient by leveraging the other home-based assets and capabilities we’ve assembled. Kindred at Home continues to demonstrate superior patient outcomes, including reduced hospitalizations, readmissions, and ER utilization even as their penetration of Humana episodes increased from 8 percent to 19 percent in markets with geographic overlap.”

4 This acquisition, which is expected to close in the third quarter of 2021, is subject to customary state and federal regulatory approvals. Humana expects to fund the approximately $5.7 billion transaction (net of Humana’s existing equity stake) through a combination of parent company cash and debt financing. The company does not anticipate a material impact to earnings in 2021 from this pending transaction. Humana expects the transaction to provide modest additional financial flexibility for 2022. Goldman Sachs & Co. LLC is acting as financial advisor to Humana. Fried, Frank, Harris, Shriver & Jacobson LLP and Manatt, Phelps & Phillips LLP are acting as legal advisors to Humana. Barclays and Guggenheim Securities, LLC are acting as financial advisors to Kindred at Home. Debevoise & Plimpton and Mintz are acting as legal advisors to Kindred at Home. Humana management will discuss this transaction during their first quarter 2021 (1Q21) earnings call on Wednesday, April 28, 2021 at 9:00 a.m. Eastern time. A webcast of the 1Q21 earnings call may be accessed via Humana’s Investor Relations page at www.humana.com. Cautionary Statement This news release includes forward-looking statements regarding Humana within the meaning of the Private Securities Litigation Reform Act of 1995. When used in investor presentations, press releases, Securities and Exchange Commission (SEC) filings, and in oral statements made by or with the approval of one of Humana’s executive officers, the words or phrases like “expects,” “believes,” “anticipates,” “intends,” “likely will result,” “estimates,” “projects” or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions, including, among other things, information set forth in the “Risk Factors” section of the company’s SEC filings, a summary of which includes but is not limited to the following: • If Humana does not design and price its products properly and competitively, if the premiums Humana receives are insufficient to cover the cost of healthcare services delivered to its members, if the company is unable to implement clinical initiatives to provide a better healthcare experience for its members, lower costs and appropriately document the risk profile of its members, or if its estimates of benefits expense are inadequate, Humana’s profitability could be materially adversely affected. Humana estimates the costs of its benefit expense payments, and designs and prices its products accordingly, using actuarial methods and assumptions based upon, among other relevant factors, claim payment patterns, medical cost inflation, and historical developments such as claim inventory levels and claim receipt patterns. The company continually reviews estimates of future payments relating to benefit expenses for services incurred in the current and prior periods and makes necessary adjustments to its reserves, including premium deficiency reserves, where appropriate. These estimates involve extensive judgment, and have considerable inherent variability because they are extremely sensitive to changes in claim payment patterns and medical cost trends. Accordingly, Humana's reserves may be insufficient. • If Humana fails to effectively implement its operational and strategic initiatives, particularly its Medicare initiatives and state-based contract strategy, the company’s business may be materially adversely affected, which is of particular importance given the concentration of the company’s revenues in these products. In addition, there can be no assurances that the company will be successful in maintaining or improving its Star ratings in future years. • If Humana fails to properly maintain the integrity of its data, to strategically maintain existing or implement new information systems, to protect Humana’s proprietary rights to its systems, or to defend against cyber-security attacks or prevent other privacy

5 or data security incidents that result in security breaches that disrupt our operations or in the unintended dissemination of sensitive personal information or proprietary or confidential information, the company’s business may be materially adversely affected. • Humana is involved in various legal actions, or disputes that could lead to legal actions (such as, among other things, provider contract disputes and qui tam litigation brought by individuals on behalf of the government), governmental and internal investigations, and routine internal review of business processes any of which, if resolved unfavorably to the company, could result in substantial monetary damages or changes in its business practices. Increased litigation and negative publicity could also increase the company’s cost of doing business. • As a government contractor, Humana is exposed to risks that may materially adversely affect its business or its willingness or ability to participate in government healthcare programs including, among other things, loss of material government contracts, governmental audits and investigations, potential inadequacy of government determined payment rates, potential restrictions on profitability, including by comparison of profitability of the company’s Medicare Advantage business to non-Medicare Advantage business, or other changes in the governmental programs in which Humana participates. Changes to the risk-adjustment model utilized by CMS to adjust premiums paid to Medicare Advantage, or MA, plans according to the health status of covered members, including proposed changes to the methodology used by CMS for risk adjustment data validation audits that fail to address adequately the statutory requirement of actuarial equivalence, if implemented, could have a material adverse effect on our operating results, financial position and cash flows. • Humana's business activities are subject to substantial government regulation. New laws or regulations, or legislative, judicial, or regulatory changes in existing laws or regulations or their manner of application could increase the company's cost of doing business and have a material adverse effect on Humana’s results of operations (including restricting revenue, enrollment and premium growth in certain products and market segments, restricting the company’s ability to expand into new markets, increasing the company’s medical and operating costs by, among other things, requiring a minimum benefit ratio on insured products, lowering the company’s Medicare payment rates and increasing the company’s expenses associated with a non-deductible health insurance industry fee and other assessments); the company’s financial position (including the company’s ability to maintain the value of its goodwill); and the company’s cash flows. • Humana’s failure to manage acquisitions, divestitures and other significant transactions successfully may have a material adverse effect on the company’s results of operations, financial position, and cash flows. • If Humana fails to develop and maintain satisfactory relationships with the providers of care to its members, the company’s business may be adversely affected. • Humana’s pharmacy business is highly competitive and subjects it to regulations and supply chain risks in addition to those the company faces with its core health benefits businesses. • Changes in the prescription drug industry pricing benchmarks may adversely affect Humana’s financial performance. • Humana’s ability to obtain funds from certain of its licensed subsidiaries is restricted by state insurance regulations. • Downgrades in Humana’s debt ratings, should they occur, may adversely affect its business, results of operations, and financial condition. • The securities and credit markets may experience volatility and disruption, which may adversely affect Humana’s business. • The spread of, and response to, the novel coronavirus, or COVID-19, underscores certain risks Humana faces, including those discussed above, and the ongoing, heightened uncertainty created by the pandemic precludes any prediction as to the ultimate adverse impact to Humana of COVID-19. To the extent that the spread of COVID-19 is not contained, the premiums the company charges may prove to be insufficient to cover the cost of health care services delivered to its members, which may increase significantly as a result of higher utilization rates of medical facilities and services and other increases in associated hospital and pharmaceutical costs. Humana may also experience increased costs or decreased revenues if, as a result of the company’s members being unable or unwilling to see their providers due to actions taken to mitigate the spread of COVID-19, Humana is unable to implement clinical initiatives to manage health care costs and chronic conditions of its members, and appropriately document their risk profiles. In addition, Humana is offering, and has been mandated by legislative and regulatory action (including the Families First Act and CARES Act) to provide, certain expanded benefit coverage to its members, such as waiving out of pocket costs for COVID-19 testing and treatment. Humana is also taking actions designed to help provide financial and administrative relief for the health care provider community. Such measures and any further steps taken by Humana, or governmental action, to continue to respond to and address the ongoing impact of COVID-19 (including further expansion or modification of the services delivered to its members, the adoption or modification of regulatory requirements associated with those services and the costs and challenges associated with ensuring timely compliance with such requirements), to provide further relief for the health care provider community, or in connection with the relaxation of stay-at-home and physical distancing orders and other restrictions on movement and economic activity, including the potential for widespread testing and therapeutic treatments and the distribution and administration of COVID-19 vaccines, could adversely impact the company’s profitability. The spread and impact of COVID-19, or actions taken to mitigate this spread, could have material and adverse effects on Humana’s ability to operate effectively, including as a result of the complete or partial closure of facilities or labor shortages. Disruptions in public and private infrastructure, including communications, availability of in-person sales and marketing channels, financial services and supply chains, could materially and adversely disrupt the company’s normal business operations. Humana has transitioned a significant subset of its employee population to a remote work environment in an effort to mitigate the spread of COVID-19, as have a number of the company’s third-party service providers, which may exacerbate certain risks to Humana’s

6 business, including an increased demand for information technology resources, increased risk of phishing and other cybersecurity attacks, and increased risk of unauthorized dissemination of sensitive personal information or proprietary or confidential information about the company or its members or other third-parties. The outbreak of COVID-19 has severely impacted global economic activity, including the businesses of some of Humana’s commercial customers, and caused significant volatility and negative pressure in the financial markets. In addition to disrupting Humana’s operations, these developments may adversely affect the timing of commercial customer premium collections and corresponding claim payments, the value of the company’s investment portfolio, or future liquidity needs. The ongoing, heightened uncertainty created by the pandemic precludes any prediction as to the ultimate adverse impact to Humana of COVID-19. Humana is continuing to monitor the spread of COVID-19, changes to the company’s benefit coverages, and the ongoing costs and business impacts of dealing with COVID-19, including the potential costs and impacts associated with lifting or reimposing restrictions on movement and economic activity, the timing and degree in resumption of demand for deferred healthcare services, the pace of administration of COVID-19 vaccines and the effectiveness of those vaccines, and related risks. The magnitude and duration of the pandemic and its impact on Humana’s business, results of operations, financial position, and cash flows is uncertain, but such impacts could be material to the company’s business, results of operations, financial position and cash flows. In making forward-looking statements, Humana is not undertaking to address or update them in future filings or communications regarding its business or results. In light of these risks, uncertainties, and assumptions, the forward-looking events discussed herein may or may not occur. There also may be other risks that the company is unable to predict at this time. Any of these risks and uncertainties may cause actual results to differ materially from the results discussed in the forward-looking statements. Humana advises investors to read the following documents as filed by the company with the SEC for further discussion both of the risks it faces and its historical performance: • Form 10-K for the year ended December 31, 2020; and • Form 8-Ks filed during 2021. About Humana Humana Inc. is committed to helping our millions of medical and specialty members achieve their best health. Our successful history in care delivery and health plan administration is helping us create a new kind of integrated care with the power to improve health and well-being and lower costs. Our efforts are leading to a better quality of life for people with Medicare, families, individuals, military service personnel, and communities at large. To accomplish that, we support physicians and other health care professionals as they work to deliver the right care in the right place for their patients, our members. Our range of clinical capabilities, resources and tools – such as in-home care, behavioral health, pharmacy services, data analytics and wellness solutions – combine to produce a simplified experience that makes health care easier to navigate and more effective. More information regarding Humana is available to investors via the Investor Relations page of the company’s website at humana.com, including copies of: • Annual reports to stockholders; • Securities and Exchange Commission filings; • Most recent investor conference presentations; • Quarterly earnings news releases and conference calls; • Calendar of events; and • Corporate Governance information.

7 About TPG TPG is a leading global alternative asset firm founded in 1992 with more than $91 billion of assets under management and offices in Beijing, Fort Worth, Hong Kong, London, Luxembourg, Melbourne, Mumbai, New York, San Francisco, Seoul, Singapore, and Washington, DC. TPG’s investment platforms are across a wide range of asset classes, including private equity, growth equity, impact investing, real estate, secondaries, and public equity. TPG aims to build dynamic products and options for its investors while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information, visit www.tpg.com or @TPG on Twitter. About Welsh, Carson, Anderson & Stowe WCAS is a leading U.S. private equity firm focused on two target industries: technology and healthcare. Since its founding in 1979, the Firm's strategy has been to partner with outstanding management teams and build value for its investors through a combination of operational improvements, growth initiatives and strategic acquisitions. WCAS has raised and managed funds totaling over $27 billion of committed capital. For more information, please visit www.wcas.com.